POWER OF ATTORNEY for John Macomber

     Know by all these present, that the
undersigned hereby constitutes and
appoints William D. Kirkland and Stephen
A. Leicht as the undersigned's true and
lawful attorney-in-fact to:

1) to execute for and on behalf of the
undersigned, in the undersigned's
capacity as an officer and/or director
of Collexis, Inc. (the "Company"), the
SEC's Form ID to obtain Edgar filing
codes in addition to Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

2) to do and perform any and all acts for an on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form ID, Forms 3, 4, or 5 and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

3) to take any other action of any type
whatsoever in connection with the
foregoing which, in the opinion of such
attorney-in-fact, may be of benefit to,
in the best interest of, or legally
required by, the undersigned, it being
understood that the documents executed
by such attorney-in-fact on behalf of
the undersigned pursuant to this Power
of Attorney shall be in such form and
shall contain such terms and conditions
as such attorney-in-fact may approve in
such attorney-in-fact's discretion.

The undersigned hereby grants to such
attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

     This Power of Attorney shall remain
in full force and effect until the
undersigned is no longer required to
file Forms 3, 4 and 5 with respect
to the undersigned's holdings of and
transactions in securities issued by the company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

     IN WITNESS WHEREOF, the undersigned has
caused this Power of Attorney to be executed as of this 25th day of October, 2007.

/s/ John D. Macomber
Signature

John D. Macomber
Please print:  John Macomber